SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT, dated as of March 30, 2001 (this "Amendment"), to the Existing Credit Agreement (as defined below) is among OUTSOURCING SOLUTIONS INC., a Delaware corporation (the "Borrower") and each of the Lenders party hereto.


                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Borrower, the Lenders, Credit Suisse First Boston (as successor in interest of DLJ Capital Funding, Inc.), as the Syndication Agent, the Lead Arranger and the Sole Book Running Manger, Harris Trust and Savings Bank, as the Documentation Agent, and Fleet National Bank, as the Administrative Agent are parties to a Credit Agreement, dated as of November 30, 1999 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Existing Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement as set forth below (the Existing Credit Agreement, as amended by this Amendment, being referred to as the "Credit Agreement");

     NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                     PART I
                                   DEFINITIONS

     SUBPART I.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

     "Amendment" is defined in the preamble.

     "Credit Agreement" is defined in the second recital.

     "Existing Credit Agreement" is defined in the first recital.

     "Second Amendment Effective Date" is defined in Part III.

     SUBPART I.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                     PART II
                                AMENDMENTS TO THE
                            EXISTING CREDIT AGREEMENT

        Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance
with this Part.

     SUBPART II.1. Amendments to Article I. Article I of the Existing Credit Agreement is hereby amended as set forth in Subparts 2.1.1 through 2.1.6.

     SUBPART II.1.1.  The following  definitions  shall be inserted into Section
1.1 of the Existing Credit Agreement in the appropriate alphabetical order:

     "Additional Amounts" means, on or after March 12, 2001, the aggregate amount of cash equity contributions made to the Borrower in consideration for the issuance of OSI Common Stock, to the extent such contributions are made pursuant to the Stock Subscription Agreement in an aggregate amount not to exceed $44,000,000.

     "Initial Funding Date" means the date on which the Borrower actually receives the initial Additional Amounts (in an amount not to exceed $24,000,000) pursuant to the Stock Subscription Agreement.

     "Second Amendment Effective Date" means March 30, 2001.

     "Second Funding Amounts" is defined in the definition of "Interest Coverage Ratio".

     "Stock Subscription Agreement" means the Stock Subscription Agreement, dated as of April 3, 2001, by and among the Borrower, Gryphon Partners II, L.P., Gryphon Partners II-A, L.P., and the additional investors identified on the Schedule of Purchasers attached thereto.

     SUBPART II.1.2.  The definition of "Interest  Coverage Ratio"  appearing in
Section 1.1 of the Existing Credit Agreement is amended by adding the following proviso to the end of such definition:

     provided further, however, that, if the Borrower receives any Additional Amounts pursuant to the terms of the Stock Subscription Agreement at any time after the Initial Funding Date but on or prior to the first anniversary of the Initial Funding Date (the "Second Funding Amounts"), for purposes of calculating the Interest Coverage Ratio for any calculation period which includes the Fiscal Quarter in which the Borrower actually received the Second Funding Amounts, the Second Funding Amounts shall be deemed to have been received by the Borrower on the first day of the first Fiscal Quarter of such calculation period, the aggregate amount of Revolving Loans actually borrowed by the Borrower during such calculation period shall be reduced dollar-for-dollar by the Second Funding Amounts, and the Interest Expense for such calculation period shall be reduced accordingly.

     SUBPART II.1.3.  The definition of "Interest  Expense" appearing in Section
1.1 of the Existing Credit Agreement is amended by adding the following proviso to the end of such definition:

     ; provided, however, that, notwithstanding any of the foregoing to the contrary, if the Borrower receives at least $20,000,000 in Additional Amounts pursuant to the terms of the Stock Subscription Agreement on or prior to April 30, 2001, for purposes of calculating the Interest Coverage Ratio, Interest Expense for the first full Fiscal Quarter of 2001 shall be deemed to be $12,400,000.

     SUBPART II.1.4. The definition of "Material Documents" appearing in Section
1.1 of the Existing Credit Agreement is amended by inserting the phrase "the Stock Subscription Agreement" immediately after the phrase "the Consent Solicitation Statement," appearing in such definition.

     SUBPART  II.1.5.  The  definition  of "Net Equity  Proceeds"  appearing  in
Section 1.1 of the Existing Credit Agreement is amended in its entirety to read as follows:

          "Net Equity Proceeds" means with respect to the sale or issuance by the Borrower to any Person of any Capital Securities of the Borrower, or any warrants or options with respect to any such Capital Securities or the exercise of any such warrants or options after the Closing Date, the excess of:

               (a) the gross cash proceeds received by the Borrower from such sale, exercise or issuance,

     over
               (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage, accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such sale or issuance.

     Notwithstanding the foregoing, Net Equity Proceeds shall not include (i) any gross cash proceeds received by the Borrower from any directors, officers, employees or consultants of the Borrower and its Subsidiaries, or
     (ii) any Additional Amounts.

     SUBPART II.1.6.  The definition of "OSI Common Stock"  appearing in Section
1.1 of the Existing Credit Agreement is amended in its entirety to read as follows:

          "OSI Common Stock" means the common stock of the Borrower, $0.01 par value per share, including any and all series of such common stock.

     SUBPART II.2. Amendments to Article VII. Article VII of the Existing Credit Agreement is hereby amended as set forth in Subparts 2.2.1 through 2.2.3.

     SUBPART II.2.1. Clause (b) of Section 7.2.4 of the Existing Credit Agreement is amended by (a) deleting the date "03/31/01" appearing therein and inserting "06/30/01" in its place and (b) deleting the date "04/01/01" appearing therein and inserting "07/01/01" in its place.

     SUBPART II.2.2. Clause (g) of Section 7.2.5 of the Existing Credit Agreement is amended by inserting the phrase (a) "the sum of (i)" immediately prior to the amount "$35,000,000" appearing in such clause, and (b) "and (ii) any Additional Amounts, the proceeds of which were used to consummate or otherwise finance a Permitted Acquisition" immediately following the phrase "series of related transactions" appearing in such clause.

     SUBPART II.2.3. Section 7.2.13 of the Existing Credit Agreement is amended by (a) deleting the word "and" immediately prior to the number "(v)" appearing in such Section, and (b) inserting the phrase ", or (vi) the fees and expenses contemplated by Sections 6.02 and 8.01 of the Stock Subscription Agreement" immediately after the phrase "at any time outstanding" appearing at the end of such Section.


                                    PART III
                           CONDITIONS TO EFFECTIVENESS

     This Amendment (and the amendments and other modifications contained herein) shall become effective as of the date first set forth above (the "Second Amendment Effective Date") when the conditions set forth in this Part have been satisfied.

     SUBPART III.1. Execution of Counterparts. The Syndication Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and the Required Lenders.

     SUBPART III.2. Affirmation and Consent. The Syndication Agent shall have received counterparts of an Affirmation and Consent, dated as of the Second Amendment Effective Date, and in form and substance satisfactory to the
Syndication Agent, duly executed and delivered by each OSI Shareholder (including each investor party to the Stock Subscription Agreement) and each Obligor other than the Borrower.

     SUBPART III.3. Costs and Expenses, etc. The Syndication Agent shall have received for the account of each Lender, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 10.3 of the Credit Agreement, if then invoiced.

     SUBPART III.4. Amendment Fee. The Syndication Agent shall have received for the account of each Lender (that has delivered its signature page in a manner and before the time set forth below), an amendment fee in an amount equal to 5 basis points on the sum of (i) such Lender's RL Percentage multiplied by the Revolving Loan Commitment Amount plus (ii) the outstanding principal amount of Term Loans owing to such Lender, but payable only to each such Lender that has delivered (including by way of facsimile) its executed signature page to this Amendment to the attention of Mr. Aaron Menzi at Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, facsimile number: 212-262-1910, at or prior to 12:00 p.m., noon (New York time) on April 13, 2001.

     SUBPART III.5. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Syndication Agent and its counsel. The Syndication Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Syndication Agent or its counsel reasonably request. All legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Syndication Agent and its counsel.


                                     PART IV
                            MISCELLANEOUS PROVISIONS

     SUBPART IV.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART IV.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

     SUBPART IV.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Lenders and their respective successors and assigns.

     SUBPART IV.4. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor or OSI Shareholder which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

     SUBPART IV.5. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

     SUBPART IV.6. Execution in Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement. The parties hereto agree that delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

     SUBPART IV.7. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders that, both before and after giving effect to this Amendment, all of the statements set forth in Section 5.2.1 of the Existing Credit Agreement are true and correct.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunto duly authorized as of the date first above written.

                                            OUTSOURCING SOLUTIONS INC.


                                            By:/s/ Gary L. Weller
                                               ---------------------------------
                                               Title: Exec. Vice President &
                                                      Chief Financial Officer


                                            CREDIT SUISSE FIRST BOSTON


                                            By:/s/ Robert Hetu
                                               ---------------------------------
                                               Title: Director


                                            By:/s/ William S. Lutkins
                                               ---------------------------------
                                               Title: Vice President


                                            FLEET NATIONAL BANK


                                            By:
                                               ---------------------------------
                                               Title:


                                            HARRIS TRUST AND SAVINGS BANK


                                            By:/s/ Donald J. Buse
                                               ---------------------------------
                                               Title: Managing Director


                                            BANK ONE , NA (FORMERLY KNOWN AS THE
                                            FIRST NATIONAL BANK OF CHICAGO)


                                            By:/s/
                                               ---------------------------------
                                               Title: Vice President


                                            CSAM FUNDING I


                                            By:/s/ David H. Lerner
                                               ---------------------------------
                                               Title: Authorized Signatory


                                            THE CHASE MANHATTAN BANK


                                            By:/s/ William J. Caggiano
                                               ---------------------------------
                                               Title: Managing Director


                                            DRESDNER BANK AG, NEW YORK
                                            & GRAND CAYMAN BRANCHES


                                             By:/s/
                                               ---------------------------------
                                               Title:AT


                                            By:/s/
                                               ---------------------------------
                                               Title: Vice President


                                            WACHOVIA BANK, N.A.


                                            By:/s/
                                               ---------------------------------
                                               Title: Senior Vice President


                                            WELLS FARGO BANK, N.A.


                                            By:/s/
                                               ---------------------------------
                                               Title: Vice President


                                            FIRST DOMINION FUNDING I


                                            By:/s/ David H. Lerner
                                               ---------------------------------
                                               Title: Authorized Signatory


                                            FIRST DOMINION FUNDING II


                                            By:/s/ David H. Lerner
                                               ---------------------------------
                                               Title: Authorized Signatory


                                            FIRST DOMINION FUNDING III


                                            By:/s/ David H. Lerner
                                               ---------------------------------
                                               Title: Authorized Signatory


                                            FRANKLIN FLOATING RATE TRUST


                                            By:/s/ Chauncey Lufkin
                                               ---------------------------------
                                               Title: Vice President


                                            HELLER FINANCIAL


                                            By:/s/ K. Craig Gallehugh
                                               ---------------------------------
                                               Title: Senior Vice President

                                            KEMPER FLOATING RATE FUND


                                            By:/s/
                                               ---------------------------------
                                               Title: Senior Vice President


                                            KZH RIVERSIDE LLC


                                            By:/s/ Susan Lee
                                               ---------------------------------
                                               Title: Authorized Agent


                                            KZH STERLING LLC


                                            By:/s/ Susan Lee
                                               ---------------------------------
                                               Title: Authorized Agent


                                            LIBERTY STEIN ROE ADVISOR FLOATING
                                            RATE ADVANTAGE FUND,
                                            By Stein Roe & Farnham Incorporated,
                                            As Advisor


                                            By:/s/ Brian W. Good
                                               ---------------------------------
                                               Title: Sr. Vice President &
                                                      Portfolio Manager


                                            MAPLE WOOD (CAYMAN) LIMITED
                                            By Massachusetts Mutual Life Ins.
                                            Company as Collateral Manager

                                            By:/s/ Steven J. Katz
                                               ---------------------------------
                                               Title: Second Vice President &
                                                      Associate General Counsel


                                            MASS MUTUAL LIFE INSURANCE


                                            By:/s/ Steven J. Katz
                                               ---------------------------------
                                               Title: Second Vice President &
                                                      Associate General Counsel


                                            MERRILL LYNCH GLOBAL INVESTMENT
                                            SERIES: INCOME STRATEGIES PORTFOLIO
                                            By Merrill Lynch Investment
                                            Managers, L.P. as Investment Advisor

                                            By:/s/ Anthony Heyman
                                               ---------------------------------
                                               Title: Authorized Signatory


                                            MERRILL LYNCH SENIOR FLOATING
                                            RATE FUND, INC.


                                            By:/s/ Anthony Heyman
                                               ---------------------------------
                                               Title: Authorized Signatory

                                            MORGAN STANLEY DEAN WITTER PRIME
                                            INCOME TRUST


                                            By:/s/ Sheila A. Finnerty
                                               ---------------------------------
                                               Title: Senior Vice President


                                            STEIN ROE & FARNHAM CLO 1 LTD.,
                                            By Stein Roe & Farnham Incorporated,
                                            As Portfolio Manager


                                            By:/s/ Brian W. Good
                                               ---------------------------------
                                               Title: Sr. Vice President &
                                                      Portfolio Manager


                                            STEIN ROE FLOATING RATE LIMITED
                                            LIABILITY COMPANY


                                            By:/s/ Brian W. Good
                                               ---------------------------------
                                               Title: Senior Vice President


                                            VAN KAMPEN PRIME RATE INCOME TRUST
                                               By: Van Kampen Investment
                                                   Advisory Corp.


                                            By:/s/ Darvin D. Pierce
                                               ---------------------------------
                                               Title: Principal


                                            VAN KAMPEN SENIOR FLOATING RATE FUND


                                            By:/s/ Darvin D. Pierce
                                               ---------------------------------
                                               Title: Principal


                                            VAN KAMPEN SENIOR INCOME TRUST


                                            By:/s/ Darvin D. Pierce
                                               ---------------------------------
                                               Title: Principal